UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2011 (August 25, 2011)

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Introductory Note

As previously announced, on July 14, 2011, Petrohawk Energy Corporation, a Delaware corporation (“Petrohawk”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BHP Billiton Limited, a corporation organized under the laws of Victoria, Australia (“BHP Billiton Limited”), BHP Billiton Petroleum (North America) Inc., a Delaware corporation (“Parent”) and a wholly owned subsidiary of BHP Billiton Limited, and North America Holdings II Inc., a Delaware corporation (“Merger Sub”).  Pursuant to the Merger Agreement, on August 25, 2011, Merger Sub merged with and into Petrohawk, with Petrohawk continuing as the surviving corporation in the merger and as a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, Purchaser commenced an offer (the “Offer”) on July 25, 2011 to acquire all of the outstanding shares of Petrohawk’s common stock, par value $0.001 per share (“Shares”), for $38.75 per Share in cash (the “Offer Price”), without interest, less any applicable withholding taxes.

On August 21, 2011, BHP Billiton Limited announced the completion of the Offer. The Offer expired at 12:00 midnight, New York City time, at the end of Friday, August 19, 2011 (the “Expiration Date”). According to Computershare Trust Company, N.A., the depositary for the Offer, as of the Expiration Date, approximately 293.9 million Shares had been validly tendered and not withdrawn pursuant to the Offer, including approximately 36.0 million Shares tendered by guaranteed delivery, which tendered shares represent approximately 97.4% of the total outstanding Shares.  Purchaser accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Date, and payment for such Shares was made in accordance with the terms of the Offer.

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger, Petrohawk notified the New York Stock Exchange (the “NYSE”) on August 25, 2010 that, as of the effective time of the Merger, each Share then issued and outstanding (other than (i) Shares then owned by Parent, Petrohawk or any of their respective direct or indirect wholly owned subsidiaries, in each case other than on behalf of third parties, and (ii) Shares held by any stockholders who properly demand appraisal in connection with the Merger) ceased to be issued and outstanding and was automatically converted into the right to receive the Offer Price, without interest, less any applicable withholding taxes, and requested that the NYSE file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration Under Section 12(b) on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NYSE was suspended as of the close of trading on August 25, 2011.

Item 3.03   Material Modification to Rights of Security Holders

At the effective time of the Merger, each outstanding Share, other than (i) Shares then owned by Parent, Petrohawk or any of their respective direct or indirect wholly owned subsidiaries, in each case other than on behalf of third parties, and (ii) Shares held by any stockholders who properly demand appraisal in connection with the Merger, ceased to be issued and outstanding and was automatically converted into the right to receive the Offer Price, without interest, less any applicable withholding taxes.

Item 4.01   Change in Registrant’s Certifying Accountant

On August 25, 2011, following the effective time of the Merger, Petrohawk engaged KPMG LLP (“KPMG”) as its new independent public accountants to serve as its principal accountants to audit its financial statements.

During each of Petrohawk’s fiscal years ended December 31, 2010 and 2009, and during the interim period through August 25, 2011, neither Petrohawk nor anyone acting on its behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Petrohawk’s consolidated financial statements, and no written report or oral advice was provided by KPMG to Petrohawk that KPMG concluded was an important factor considered by Petrohawk in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, James W. Christmas, James L. Irish III and Gary A. Merriman voluntarily resigned from Petrohawk’s board of directors effective as of the effective time of the Merger on August 25, 2011. Following such resignations and in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the effective time of the Merger, which consisted of J. Michael Yeager, Jeffrey L. Sahlberg, David D. Powell and Nigel H. Smith, became the only directors of Petrohawk. Following the effective time of the Merger, James W. Christmas and David J. Nelson were appointed by Parent as directors of Petrohawk.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, effective upon the effective time of the Merger, Petrohawk’s Certificate of Incorporation, as amended, was amended and restated to read in its entirety as set forth in Exhibit 3.1 hereto, which is incorporated herein by reference.

Pursuant to the Merger Agreement, on August 25, following the effective time of the Merger, Petrohawk’s Amended and Restated Bylaws were amended and restated to read in their entirety as set forth in Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Petrohawk Energy Corporation

3.2	Second Amended and Restated Bylaws of Petrohawk Energy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

	By:	/s/ David Powell
David Powell
Vice President

Date: August 26, 2011

EXHIBIT INDEX

Exhibit No	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Petrohawk Energy Corporation

3.2	Second Amended and Restated Bylaws of Petrohawk Energy Corporation